Exhibit 10.1

EXECUTION COPY

AMENDMENT AND JOINDER AGREEMENT

AMENDMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of July 17, 2012 relating to that certain First Lien Credit Agreement dated as of July 1, 2011 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among WALTER INVESTMENT MANAGEMENT CORP. (the “Borrower”), the LENDERS from time to time party thereto, and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower desires to increase the Total Revolving Credit Commitment from $45,000,000 to up to $100,000,000 (the “Revolving Credit Commitment Increase”).

WHEREAS, each financial institution identified on the signature pages hereto as an “Additional Lender” (each, an “Additional Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of the Revolving Credit Commitment Increase and to become, if not already, a Revolving Credit Lender for all purposes under the Credit Agreement (each such Additional Lender that is not a Revolving Credit Lender prior to the effectiveness hereof, a “Joining Lender”).

WHEREAS, after giving effect to the Revolving Credit Commitment Increase, the Revolving Credit Lenders and the Revolving Credit Commitments shall be as set forth on Schedule 1.01(a) hereto.

The parties hereto therefore agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby. For the avoidance of doubt, after the Effective Date (as defined below), any references to “date hereof,” or “date of this Agreement,” in the Credit Agreement, shall continue to refer to July 1, 2011.

Section 2. Revolving Credit Commitment Increase.

(a) Each Joining Lender shall, with effect from the Effective Date, become a party to the Credit Agreement as a Revolving Credit Lender with a Revolving Credit Commitment set forth opposite such Joining Lender’s name on Schedule 1.01(a) hereto, and each other Additional Lender shall, with effect from the Effective Date, have a Revolving Credit Commitment set forth opposite such other Additional Lender’s name on Schedule 1.01(a) hereto, in each case as such Revolving Credit Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement. Each Joining Lender shall, with effect from the Effective Date, have the rights and obligations of a Revolving Credit Lender under the Credit Agreement and the other Credit Documents.

(b) The last sentence of the definition of “Total Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

The aggregate amount of the Total Revolving Credit Commitments as of July 17, 2012 is $90,000,000.

(c) The first sentence of the second introductory paragraph of the Credit Agreement is amended by replacing the reference to “$45,000,000” with “$90,000,000”.

(d) Schedule 1.01(a) hereto sets forth each Revolving Credit Lender, and the Revolving Credit Commitment of each Revolving Credit Lender, after giving effect to the Revolving Credit Commitment Increase. The Revolving Credit Commitments of the Revolving Credit Lenders are several and not joint.

(e) Schedule 1.01(a) attached to the Credit Agreement is deleted and replaced with Schedule 1.01(a) hereto.

Section 3. Representations of the Borrower. The Borrower represents and warrants that:

(a) each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the Effective Date after giving effect hereto as if made on and as of such date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date);

(b) no Default or Event of Default has occurred and is continuing on and as of the Effective Date after giving effect hereto and to any extension of credit requested to be made on the Effective Date;

(c) each Credit Party has the power and authority to execute, deliver and perform its obligations under this Agreement and under each of the Credit Documents as amended hereby to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Credit Document as amended hereby. Each Credit Party has duly executed and delivered this Agreement, and this Agreement and each Credit Document as amended hereby constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(d) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date), or exemption or other action by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Agreement or any Credit Document as amended hereby or the legality, validity, binding effect or enforceability of this Agreement or any such Credit Document as amended hereby; and

(e) the execution, delivery and performance of this Agreement and of the other Credit Documents as amended hereby, the borrowings thereunder and the use of the proceeds thereof will not (i) contravene any provision of any material law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) require any consent under, or violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or give rise to any right to accelerate or to require the prepayment, repurchase of redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of, the Second Lien Credit Agreement, the Intercreditor Agreement or any material indenture, mortgage, deed of trust, other credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.

Section 4. Conditions. (a) This Agreement shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Administrative Agent shall have received from the Borrower, each Subsidiary Guarantor, each Additional Lender, the Required Lenders, the Issuing Bank and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(ii) the representations and warranties set forth in Section 3 above shall be true and correct as of the date hereof;

(iii) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower dated the Effective Date substantially in the form of Exhibit K to the Credit Agreement certifying that the Borrower and its subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereby, are solvent as of the Effective Date;

(iv) the Administrative Agent shall have received a certificate, dated the Effective Date and signed by an Authorized Officer, confirming the accuracy of the representations and warranties set forth in Section 3 above;

(v) the Administrative Agent shall have received from the Borrower a fee for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5:00 p.m. (New York time) on July 16, 2012 (or such later deadline, if any, as may be agreed to by the Borrower and indicated by the Administrative Agent to the Lenders for receipt of signatures) in an amount equal to 37.5 basis points of the sum of such Lender’s outstanding principal amount of Term Loans and Revolving Credit Commitment (whether used or unused) immediately prior to the effectiveness of this Agreement;

(vi) any fees and expenses owing by the Borrower to the Administrative Agent (or its affiliates) in connection herewith for which the Borrower has received an invoice shall have been paid in full;

(vii) the Administrative Agent shall have received such certificates, resolutions or other documents of the Credit Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Credit Party, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of each Credit Party executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

(viii) the Administrative Agent shall have received a written opinion of Simpson Thacher & Bartlett LLP, counsel to the Credit Parties, Stuart Boyd, the Vice President, General Counsel and Secretary of the Borrower, and Venable LLP, Maryland counsel to the Borrower and its Subsidiaries, in each case dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;

(ix) the Administrative Agent shall have received an Administrative Questionnaire from each Joining Lender; and

(x) the Joining Lenders shall have received, sufficiently in advance of the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.

(b) On the Effective Date, simultaneously with the effectiveness hereof, (i) each Revolving Credit Lender immediately prior to the effectiveness of this Agreement will automatically and without further act be deemed to have assigned to each Additional Lender, and each such Additional Lender will automatically and without further act be deemed to have assumed, a portion of such assigning Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by each Revolving Credit Lender (including each such Additional Lender) will equal its Pro Rata Percentage after giving effect to the Revolving Credit Commitment Increase, and (ii) if there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of the Revolving Credit Commitment Increase be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.16. The Administrative Agent and the Lenders hereby agree that the minimum borrowing and notice requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to this Section 4(b). In addition, the Administrative Agent and the Lenders hereby agree that Commitment Fees and L/C Participation Fees payable on the first payment date therefor to occur after the Effective Date shall be appropriately adjusted to take into account the Revolving Credit Commitment Increase and the changes to the Pro Rata Percentages of the respective Lenders.

Section 5. Acknowledgment of Additional Lenders. Each Additional Lender expressly acknowledges that neither any of the Agents nor any of their affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Credit Party or any affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent to any Additional Lender. Each Additional Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates and made its own decision to provide its Revolving Credit Commitment hereunder and enter into this Agreement and become a Revolving Credit Lender under the Credit Agreement. Each Additional Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates. Each Joining Lender hereby (i) confirms that it has received a copy of the Credit Agreement and each other Credit Document and such other documents (including financial statements) and information as it deems appropriate to make its decision to enter into this Agreement, (ii) agrees that it shall be bound by the terms of the Credit Agreement as a Revolving Credit Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Revolving Credit Lender, (iii) irrevocably designates and appoints the Agents as the agents of such Joining Lender under the Credit Agreement and the other Credit Documents, and each Joining Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto and (iv) specifies as its lending office and address for notices the offices set forth in the Administrative Questionnaire provided by it to the Administrative Agent.

Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (i) the obligations of the Credit Parties under the Credit Agreement as modified hereby (including with respect to the Revolving Credit Commitment Increase and any Loans or other extensions of credit made thereunder) and the other Credit Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Subsidiaries Guaranty, Security Documents and the other Credit Documents and (y) constitute Obligations, “Secured Obligations”, “Guaranteed Obligations”, “First Lien Secured Obligations” or other similar term for purposes of the Credit Agreement and the other Credit Documents and (ii) notwithstanding the effectiveness of the terms hereof, the Subsidiaries Guaranty, Security Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

Section 8. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

Section 9. Incremental Amendment and Joinder Agreement. The Borrower and the Lenders hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and the Administrative Agent may, at any time after the date hereof, with the consent of any existing Lender (an “Increasing Lender”) whose commitment is being increased or of any additional lender or lenders that will be providing the additional commitment (but without the consent of any other Lender), enter into a further amendment and joinder agreement to the Credit Agreement to increase the Total Revolving Credit Commitment to $100,000,000 (the “Incremental Amendment and Joinder Agreement”). The Incremental Amendment and Joinder Agreement shall be on terms and conditions substantially identical to the terms and conditions of this Agreement, with such further technical or immaterial changes as may be agreed between the Borrower, the Increasing Lender and the Administrative Agent (but shall not require the consent of any other Lender). For the avoidance of doubt, the Incremental Amendment and Joinder Agreement may provide for arrangements consistent with those set forth in Section 4(b) to ensure that the Revolving Loans and any participations in Letters of Credit are held by the Revolving Credit Lenders on a ratable basis after giving effect to the commitment increase contemplated thereby and the Lenders hereby consent to such arrangements and agree that their consents set forth in Section 4(b) shall apply mutatis mutandis to the Incremental Amendment and Joinder Agreement.

Section 10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 11. Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. To the extent required by the Credit Agreement, the Borrower, the Administrative Agent and the Issuing Bank hereby consent to each Joining Lender becoming a Revolving Credit Lender under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WALTER INVESTMENT MANAGEMENT CORP., as Borrower

By:
	Name:	[ ]
	Title:	[ ]

SUBSIDIARY GUARANTORS
[ ] [ ] [ ]

By:
	Name:	[ ]
	Title:	[ ]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Issuing Bank

By:
Name: [ ]
Title: [ ]

By:
Name: [ ]
Title: [ ]

LENDER

[ ], as Lender

By:
Name: [ ]
Title: [ ]

ADDITIONAL LENDER

[ ], as an Additional Lender

By:
Name: [ ] Title: [ ]

Schedule 1.01(a)

Lenders and Commitments

Revolving Credit Lender (as of the Effective Date)	Revolving Credit Commitment (as of the Effective Date)
Bank of America, N.A.	$17,500,000
Barclays Bank PLC	$10,000,000
Credit Suisse AG, Cayman Islands Branch	$22,500,000
Morgan Stanley Bank, N.A.	$17,500,000
The Royal Bank of Scotland plc	$22,500,000
TOTAL	$90,000,000

Term Lender (as of the Closing Date)	Term Loan Commitment (as of the Closing Date)
Credit Suisse AG, Cayman Islands Branch	$500,000,000
TOTAL	$500,000,000